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                                                                Exhibit 24

                                  POWER OF ATTORNEY

       We, the undersigned Officers and Directors of UNC Incorporated (the "Company") hereby constitute and appoint Richard H. Lange and Robert L. Pevenstein, and each of them, with power of substitution, our true and lawful attorneys with full power to sign for us, in our names in capacities indicated below, a Form S-8 Registration Statement under the Securities Act of 1933, and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 100,000 shares of the Company's Common Stock and the associated Preferred Share Purchase Rights that may be purchased on the open market pursuant to the UNC Aviation Services SCA Employee Investment Plan (the "Plan") and an indeterminate amount of participant interests in the Plan.

          Signature            Title                       Date
          ----
Dan A. Colussy
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Dan A. Colussy          Chairman of the Board,
                        President and Chief
                        Executive Officer               July 29, 1994

Robert L. Pevenstein
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Robert L. Pevenstein    Sr. Vice President
                        Finance, Chief Financial
                        Officer and Chief
                        Accounting Officer              July 29, 1994


Berl Bernhard
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Berl Bernhard           Director                        July 29, 1994

Beverly B. Byron
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Beverly B. Byron        Director                        July 29, 1994

John K. Castle
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John K. Castle          Director                        July 29, 1994

William C. Hittinger
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William C. Hittinger    Director                        July 29, 1994

James L. Holloway III
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James L. Holloway III   Director                        July 29, 1994
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George V. McGowan
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George V. McGowan       Director                        July 29, 1994


Jack Moseley
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Jack Moseley            Director                        July 29, 1994

Lawrence A. Skantze
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Lawrence A. Skantze     Director                        July 29, 1994